EXHIBIT 10.10
SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated effective as of December 31, 2014, is entered into among ENCORE WIRE CORPORATION, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A. (“Bank of America”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), in their individual capacities as “Lenders” (as such term is defined herein), and BANK OF AMERICA, N.A., as Administrative Agent.
BACKGROUND
A.The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 27, 2012, as amended by that certain First Amendment to Credit Agreement, dated as of December 31, 2013 (said Credit Agreement, as amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.
B.    The Borrower has requested an amendment to the Credit Agreement.
C.    The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:
1.    AMENDMENTS.
(a)    Section 7.12 of the Credit Agreement is hereby amended to read as follows:
7.12    INTENTIONALLY OMITTED.
(b)    Exhibit C, the Compliance Certificate, is hereby amended to be in the form of Exhibit C attached hereto.
2.    REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to this Second Amendment:
(a)    The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such representations and warranties that are qualified as to materiality or “Material Adverse Effect” are true and correct in all respects) on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date,

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in which case they shall be true and correct in all material respects (except that such representations and warranties that are qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and except to the extent such representations and warranties have been supplemented to the extent permitted by the Credit Agreement;
(b)    No event has occurred and is continuing which constitutes a Default or an Event of Default;
(c)    (i) The Borrower has full power and authority to execute and deliver this Second Amendment, (ii) this Second Amendment has been duly executed and delivered by the Borrower, and (iii) this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
(d)    Neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) the certificate or articles of incorporation or the applicable constituent documents or bylaws of the Borrower or the Guarantor, (ii) any Law applicable to the Borrower or the Guarantor or (iii) any indenture, agreement or other instrument to which the Borrower, the Guarantor or any of their respective properties are subject; and
(e)    No authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Second Amendment or (ii) the acknowledgement by the Guarantor of this Second Amendment.
3.    CONDITIONS TO EFFECTIVENESS. This Second Amendment shall be effective immediately upon satisfaction or completion of the following:
(a)    The Administrative Agent shall have received counterparts of this Second Amendment executed by each Lender; and
(b)    The Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by the Guarantor.
4.    REFERENCE TO THE CREDIT AGREEMENT.
(a)    Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.
(b)    The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

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5.    COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
6.    GUARANTOR’S ACKNOWLEDGMENT. By signing below, the Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, and (ii) includes all Obligations as assumed by the Borrower, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.
7.    EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
8.    GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas, provided that the Administrative Agent and each Lender shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.
9.    HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.
10.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.
BORROWER:

ENCORE WIRE CORPORATION

By:    /s/ Frank J. Bilban
Name:    Frank J. Bilban
Title:    VP & CFO

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:    /s/ Allison W. Connally
Name:    Allison W. Connally
Title:    Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:    /s/ Allison W. Connally
Name:    Allison W. Connally
Title:    Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Thomas M. Bolding
Name:    Thomas M. Bolding
Title:    AVP

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ACKNOWLEDGED AND AGREED:
EWC AVIATION CORP.

By:    /s/ Frank J. Bilban
Name:    Frank J. Bilban
Title:    VP & CFO

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EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date: ,

To:	Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of September 27, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Encore Wire Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and Swing Line Lender.
The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                              of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1.    Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
1.    Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
2.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review of the transactions and financial condition of the Borrower during the accounting period covered by the attached financial statements.
3.    A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period a Default has occurred and is continuing, and
[select one:]

Exhibit C - Page 1
Form of Compliance Certificate
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[to the knowledge of the undersigned during such fiscal period, no Default has occurred and is continuing]
--or--
[the following is a list of each Default that has occurred and is continuing and its nature and status:]
4.    The representations and warranties of the Borrower contained in Article V of the Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects (except that such representations and warranties that are qualified as to materiality or "Material Adverse Effect" are true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that such representations and warranties that are qualified as to materiality or "Material Adverse Effect" are true and correct in all respects) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the financial statements in connection with which this Compliance Certificate is delivered.
5.    The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the last day of such fiscal [quarter/year].
IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Borrower as of _______________________,         .
ENCORE WIRE CORPORATION

By:
Name:
Title

Exhibit C - Page 2
Form of Compliance Certificate
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For the Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) – Minimum Fixed Charge Coverage Ratio.
	A.	EBITDA for the Subject Period (Line II.B.4 below):	$_________
	B.	Provision for income Taxes for the Subject Period:	$_________
	C.	Maintenance Capital Expenditures for the Subject Period:	$_________
	D.	Interest charges during the Subject Period:	$_________
	E.	Current Maturities of Long-Term Indebtedness during the Subject Period:	$_________
	F.	Dividends paid in cash during the Subject Period:	$_________
	G.	Fixed Charge Coverage Ratio (Lines I.A. – I.B. – I.C.) ÷ (Lines I.D. +I.E. + I.F.):	____ to 1.00
		Minimum required:	2.00 to 1.00
II.	Section 7.11 (b) – Maximum Leverage Ratio.
	A.	Funded Indebtedness at Statement Date:
		(1) Obligation for borrowed money and obligations evidenced by bonds, loan agreements or similar instruments at Statement Date:	$_________
(2)
Direct or contingent obligations arising under letters of credit, bankers’ acceptances, surety bonds and similar instruments at Statement Date (excluding undrawn amounts thereof not in excess of $20,000,000):
$_________
		(3) Obligations to pay the deferred purchase price of property or services (other than trade payables not more than 90 days past the date created at Statement Date:	$_________
		(4) Attributable Indebtedness under capital leases and Synthetic Lease Obligations at Statement Date:	$_________
		(5) Funded Indebtedness at Statement Date (Lines II.A.(1) + (2) + (3) + (4):	$_________

Exhibit C - Page 3
Form of Compliance Certificate
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B.	EBITDA for four consecutive Fiscal Quarters ending on the Statement Date (“Subject Period”):
	(1)	Income before provision for income Taxes for the Subject Period:	$_________
	(2)	To the extent deducted in calculating income interest charges paid or accrued for the Subject Period:	$_________
	(3)	To the extent deducted in calculating income, depreciation and amortization expenses for the Subject Period:	$_________
	(4)	EBITDA (Lines II.B.(1) + (2) +(3)):	$_________
C.	Leverage Ratio (Line II.A.(5) ÷ Line II.B.(4)):		____ to ____
	Maximum permitted:		3.50 to 1.00
(Provided Leverage Ratio may not exceed 3.00 to 1.00 for more than two consecutive Fiscal Quarters)

Exhibit C - Page 4
Form of Compliance Certificate
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